Fees Summary	Apr. 15, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,450.85
Total Fee Amount	5,450.85
Total Transaction Valuation	39,470,341.00
Total Offset Amount	0.00
Net Fee	$ 0.00